Chart Industries FOURTH QUARTER AND FULL YEAR 2020 RESULTS Exhibit 99.2

Forward-Looking Statements

CERTAIN STATEMENTS MADE IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE COMPANY'S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING COMPLETED DIVESTITURES, ACQUISITIONS, COST SYNERGIES AND EFFICIENCY SAVINGS, OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS OR PERFORMANCE, LIQUIDITY AND CASH FLOW, CAPITAL EXPENDITURES, BUSINESS TRENDS, GOVERNMENTAL INITIATIVES, INCLUDING EXECUTIVE ORDERS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "ANTICIPATES," "BELIEVES," "PROJECTS," "FORECASTS," "OUTLOOK," "GUIDANCE," "CONTINUE," "TARGET," OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY.

FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY THE COMPANY ARE MADE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING THE COMPANY AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS AND ACHIEVE THE ANTICIPATED REVENUE, EARNINGS, ACCRETION AND OTHER BENEFITS FROM THESE ACQUISITIONS; RISKS RELATING TO THE RECENT OUTBREAK AND CONTINUED UNCERTAINTY ASSOCIATED WITH THE CORONAVIRUS (COVID-19) AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT.

THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED EPS, ADJUSTED FREE CASH FLOW, AND Q4 AND FULL YEAR 2020 FREE CASH FLOW. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE PAGES AT THE END OF THIS NEWS RELEASE. WITH RESPECT TO THE COMPANY'S 2021 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE AND ADJUSTED FREE CASH FLOW BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY'S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. FURTHERMORE, NON-GAAP FINANCIAL MEASURES SHOWN IN THE PRESENTATION SLIDE LABELED "EXTERNAL SEGMENTATION" WERE NOT RECONCILED TO THE COMPARABLE GAAP FINANCIAL MEASURES BECAUSE THE GAAP MEASURES WOULD REQUIRE SIGNIFICANT EFFORT TO PREPARE AND THEREFORE ARE NOT AVAILABLE AS OF THE TIME OF THIS NEWS RELEASE.

CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL MANUFACTURER OF HIGHLY ENGINEERED EQUIPMENT SERVICING MULTIPLE APPLICATIONS IN THE ENERGY AND INDUSTRIAL GAS MARKETS. OUR UNIQUE PRODUCT PORTFOLIO IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING UPFRONT ENGINEERING, SERVICE AND REPAIR. BEING AT THE FOREFRONT OF THE CLEAN ENERGY TRANSITION, CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. WE ARE COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR OUR COMPANY AS WELL AS OUR CUSTOMERS. WITH OVER 25 GLOBAL LOCATIONS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, WE MAINTAIN ACCOUNTABILITY AND TRANSPARENCY TO OUR TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM.

© 2021 Chart Industries, Inc. Confidential and Proprietary 2

External Segmentation 3 Cryo Tank Solu t ions Heat Transfer Sys tems • Air Cooled Heat Exchangers (ACHX), • Brazed Aluminum Heat Exchangers (BAHX) • Cold Boxes • Nitrogen Rejection Units (NRU) • Integrated systems • High Efficiency Flow Fans • Bulk and Micro Bulk Storage Tanks • ISO Containers • Packaged Gas Systems • Non-specialty mobile equipment • Vaporizers • Dosing equipment • HLNG vehicle tanks • LNG by Rail (Gas By Rail Offering) • Hydrogen equipment • Cannabis products • FEMA Valves / FLOW Meters • Fueling stations Spec ia l ty Products Repa ir, Service & Leas ing • Repair and service • Aftermarket parts and maintenance • Global Leasing • Installations • Full lifecycle Global Commercial Team Global Engineering Team © 2021 Chart Industries, Inc. Confidential and Proprietary

Chart’s Transformation 4 Before 2018 THEN 2021 TODAY  High customer concentration & low geographic diversity  Heavy reliance on single large LNG projects  Few long-term contracts in place  Limited to no aftermarket, service and repair  Disparate cost structures / silos  High end-market (specialty) and geographic diversity (+India, Europe)  Big LNG is a “nice to have” whereas before it was a “necessity”  Multiple long-term agreements, MOUs in place  Aftermarket parts, service and repair revenue continues to increase  Centralized business services and agile, quick cost rationalization Now, we serve the clean power, clean water, clean food, clean industrial transition and destination © 2021 Chart Industries, Inc. Confidential and Proprietary A BD C 1. Market Trends 2. Profitable Growth E Community & Employees • Environmental, Social & Governance • Building capabilities to support other strategic pillars • Branding Thinking Disruptive • Alternative business models • Smart products (IOT) Margin Expansion • Strategic location manufacturing • International manufacturing for traditional US products • 80/20 • Strategic sourcing Innovative Solutions • Upfront Engineering • Partnerships for new turnkey solutions • Retrofit for efficiencies existing brownfield sites Broadest Product Offering for Industrial Gas & Energy • Application and Customer Expansion • Cryo-pump opportunity • Repair & Service • Specialty Markets

Chart's Strategic Investment / Partnering Approach

Brings access to:
(1) customers and commercial projects that could not be accessed without significant organic investment
(2) geographies that otherwise could not readily be accessed due to lack of product experience in the region, certification requirements, or government funding and relationships.

2018 / 2019



2018:
Completes BAHX capacity expansion in La Crosse, WI

SCI Skaff Cryogenics, Inc.
2018:
Acquires Skaff Cryogenics

VRV
2018:
Acquires VRV

CAIRE
2018:
Divestiture of oxygen concentrator business

HARSCO INDUSTRIAL Air-X-Changers Hammco
2019:
Acquisition of Air-X-Changers

2020

cryoport
Divestiture of cryobio product line to Cryoport for $320M cash

FIRSTELEMENT FUEL
Development Agreement for LH2 automotive

PLUG POWER
Completed master supply agreement

McPhy
30M Euro investment with commercial MOU

WORTHINGTON INDUSTRIES
Acquisition of cryogenic and H2 trailer business and former microbulk business

BlueInGreen
Acquisition of water treatment business

HTEC
Investment in Canadian H2 integrator

SES INNOVATION
Acquisition of SES, carbon capture technology

2021

Svante
$15M Investment and commercial MOU Completed Feb 2, 2021

BALLARD
Joint development MOU February 10, 2021

Acquisition of Cryo Technologies for $55 million cash (Feb 16, 2021)

© 2021 Chart Industries, Inc. Confidential and Proprietary
5

2020 Chart Industries Investor Day 6

Full Year 2020 Records 7 Total Chart Records: • New customers (472) • Long-term agreements executed (33) • 53 new leases signed (vs. 18 in 2019) • Adjusted earnings per share ($2.73) • Lowest total SG&A as a % of sales (15.1% reported; 14.3% normalized) • Operating income as a percent of sales (10.9%) • Year-end 2020 backlog is a record high ($810 million) • Lowest Total Recordable Incident Rate (TRIR) and # of accidents in our history $530.4 $679.7 1H FY20 2H FY20 +28% 28% Increase in Second Half 2020 Orders Over First Half 2020 Chart consolidated total includes ($5M) intra-company eliminations for 2H FY20 and ($10M) for 1H FY20 © 2021 Chart Industries, Inc. Confidential and Proprietary

Strong Q4 and Second Half 2020 Orders and Margin 8 Q4 2020 / Year-End 2020 Records: • Other Record Q4 2020 Orders • HLNG vehicle tanks (Specialty) • Hydrogen (Specialty) • Food & beverage (Specialty) • Engineered systems (CTS) • Mobile equipment (CTS) • Medical oxygen equipment (CTS) • VRV (HTS) • Air cooled heat exchangers (HTS) • 80 orders greater than $1 million in Q4 2020 $122 $158 1H FY20 2H FY20 Specialty Products $147 $184 1H FY20 2H FY20 Heat Transfer Systems $186 $231 1H FY20 2H FY20 Cryo Tank Solutions 24% 25% 30% 84 112 1H FY20 2H FY20 Repair, Service, & Leasing 33%

Our Specialty Markets Keep Growing

CHART
Cooler By Design.

Water Treatment

700M

- Improving water quality and wastewater reuse utilize liquid oxygen and CO_2 in purification process

Drivers of Size Opportunity

- Regulation on water treatment
- Population growth

Over The Road Trucking

750M

- LNG as alternative fuel to diesel for heavy duty vehicles (lower emissions, engine noise, etc.)

Drivers of Size Opportunity

- Regulations

Hydrogen

2,100M

+$1 billion

- H_2 vehicle fueling stations, transport equipment and liquefaction storage at H_2 production sites
- H_2 storage and mobility equipment
- BAHX for H_2 liquefaction
- H_2 liquefaction

Drivers of Size Opportunity

- Buildout of hydrogen fueling infrastructure
- Development of "green hydrogen" industry
- Government stimulus packages
- Brand name fast followers

Food & Beverage

500M

- Food preservation equipment
- Nitrogen dosing equipment

Drivers of Size Opportunity

- Nitro-beverage changeover

Carbon & Direct Air Capture

600M

- Air cooled heat exchangers
- Storage tanks
- BAHX and cold boxes

Drivers of Size Opportunity

- Carbon emissions reduction targets
- CO_2 supply shortage

Cannabis

250M

- Liquid CO_2 storage and supply / delivery systems
- Used in grow houses, CBD oil extraction and packaging

Drivers of Size Opportunity

- Legalization of cannabis
- Regulatory approval for CBD.

Helium Liquefaction

250M

- Helium Liquefaction
- Storage
- ISO Containers
- Transport

Drivers of Size Opportunity

- Differentiated process
- Helium consistently in high demand
- Russia vast natural resources

Molecules By Rail

200M

- Gas by rail tender cars approved for use

Drivers of Size Opportunity

- Legalization of LNG by train in the U.S.
- Expected growth in EU

Industrial Lasers

200M

- High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities

Drivers of Size Opportunity

- Uptime requirements in manufacturing
- Reducing steps in production

Space

200M

- Cryogenic liquid propellants are used as fuel for rocket propulsion

Drivers of Size Opportunity

- Proliferation of private space travel industry

© 2021 Chart Industries, Inc. Confidential and Proprietary
9

$275 $279 FY19 FY20 1% 10 Specialty Products Orders Sales Gross Margin $55 $85 Q4 2019 Q4 2020 $208 $243 FY19 FY20 30.9% 31.1% Q4 2019 Q4 2020 34.7% 34.7% FY19 FY20 17% $90 $94 Q4 2019 Q4 2020 4% 55% +13 bps+1 bps Fourth Quarter 2020 versus 2019: • Q4 2019 included $22 million order for LNG by rail • Won first Brazil water treatment process order • Significant food & beverage order recovery (record) from the drastic slowdown in Q2 2020 during height of COVID-19 lockdowns Full Year 2020 • Gross margin increases offset by start up costs in HLNG vehicle tank line in Ornago, Italy • Completed 4 acquisitions and 2 investments • Indian Space Research Organisation (ISRO) utilizing Chart’s liquid hydrogen storage tanks for launch © 2021 Chart Industries, Inc. Confidential and Proprietary

Hydrogen NPD: Production Ready in 2021 11 Liquid Hydrogen Onboard Vehicle Tank being tested at our Canton, Georgia (USA) facility Hydrogen Test Facility in New Prague, Minnesota (USA) includes a liquid hydrogen bulk tank, a LH2 run tank, pumps and other related components for testing and a fully instrumented test building © 2021 Chart Industries, Inc. Confidential and Proprietary

Q4 2020 First of a Kinds (FOAKs) & New Customer Examples

Partnering with Pepsi to upgrade their CO_2 capacity at one of **Pepsi's USA facilities** (Q4 2020 order)



Chart and O2 are **collaborating on O2's** unique oxygen water, a hydration and recovery drink

Nitro Beer

Squeezable Dips

"Just Egg" bottled egg alternative

Ophthalmic research

Canned wine

Water desalination

© 2021 Chart Industries, Inc. Confidential and Proprietary
12

$41 $41 Q4 2019 Q4 2020 13 Repair, Service & Leasing Orders Sales Gross Margin $44 $54 Q4 2019 Q4 2020 $163 $158 FY19 FY20 33% 44% Q4 2019 Q4 2020 33% 35% FY19 FY20 $166 $197 FY19 FY20 19% 23% -3% +133 bps +1052 bps Fourth Quarter 2020: • All new portable trailers completed in Q4 2020 had signed leases before the trailers were built • Record quarter for gross margin, gross margin as percent of sales, operating income, operating income as a percent of sales • Team member received Shell’s Safety Champion Award Full Year 2020 • Executed 14 long-term agreements dedicated to or inclusive of repair & service (prior to 2020, we had none) • Total repair, service and leasing revenue in 2020 was 13.5% of sales • Invested in greenfield repair and service facility in Richburg, South Carolina (USA); repair ready in Q2 2021 • Met significant demand for ISO container leasing © 2021 Chart Industries, Inc. Confidential and Proprietary

14 Cryo Tank Solutions Orders Sales Gross Margin $103 $132 Q4 2019 Q4 2020 $410 $416 FY19 FY20 16.1% 21.6% Q4 2019 Q4 2020 18.8% 23.9% FY19 FY20 $409 $418 FY19 FY20 2% 28% $109 $111 Q4 2019 Q4 2020 1% +507 bps 2% +550 bps Fourth Quarter 2020: • Highest medical oxygen order quarter of 2020 • Year end record backlogs for all regions within CTS • Recovery in industrial gas major purchasing in Q4, still below pre-COVID levels • Margin improvement reflects removal of luxury layers, operational efficiencies, continued benefits from integration and utilization of global engineering Full Year 2020 • China posted highest operating income in our history • Completed the divestiture of the cryobiological product line for $320 million (all cash) Oct 1, 2020 • Expected continued growth in bulk tanks and trailers (trailer orders YTD February 17, 2021 = 114) © 2021 Chart Industries, Inc. Confidential and Proprietary

22.8% 24.8% Q4 2019 Q4 2020 $84 $140 Q4 2019 Q4 2020 15 Heat Transfer Systems Orders Sales Gross Margin $477 $331 FY19 FY20 $120 $79 Q4 2019 Q4 2020 $442 $370 FY19 FY20 21.3% 25.4% FY19 FY20 -31% -16% +404 bps +201 bps 67% -34% Fourth Quarter 2020: • $70M air cooled heat exchanger order for downstream terminal application; engineering in first half 2021, expect revenue to begin being recognized in Q4 2021 • $30M shell & tube heat exchangers order for processing facilities outside of North America Full Year 2020 • 2019 included $136 million Venture Global (VG) Calcasieu Pass order • Built world’s largest brazed core (138”) • ~$98 million revenue associated with VG’s Calcasieu Pass • Lifecycle record operating income • Relocated Tulsa, OK air-cooled heat exchanger manufacturing to Texas and created flexible manufacturing facility in Tulsa • Expanded carbon capture and direct air capture capabilities (each uses air coolers and air movers as 20%-50% of application) © 2021 Chart Industries, Inc. Confidential and Proprietary

LNG Remains a Significant Opportunity for GTLS 16 • LNG Cargoes rebounded sharply from fall cancellations • Transit issues through Panama Canal, global demand pushing day rates from ~60K/d to ~300+ K/d • LNG supply disruptions (GC Hurricanes, Hammerfest, Gorgon, Qatar) coupled with cold winters in Europe & North Asia # Project Size GTLS Content Expected Order Timing Length of Revenue Recognition 1 Venture Global Plaquemines Phase 1 = 10 MTPA $125 million 1H 2021 2 years 2 Cheniere Corpus Christi Stage 3 7 trains $250+ million 2021 3 years 3 Tellurian Driftwood project Phase 1 = 16.6 MTPA $375+ million 2021 3 years 2021 Big LNG Order Opportunities Not Included in Guidance = $750M 2021 ssLNG and Utility-Scale LNG Order Opportunities # Project Description GTLS Content ($M) Expected Order Timing In Guidance 1 Eagle Jacksonville 500 gpd liquefier $36 1H 2021 Yes 2 NEC 250 gpd liquefier $25 1H 2021 Yes 3 EU Client 10 TPD Biogas liquefier $4 2021 No 4 Gasum 3 individual LBG (bio) $4.8 each 2021 No 5 Confidential 1 MTPA liquefier $30 2021 No 6 SW USA Utility 280k storage/regas $2.2 2021 No 7 S. Africa 300 TPD $6.4 Q4 ‘21/Q1 ‘22 No 8 USA Confidential 1 MTPA liquefier $40 Q2 2021 No

Q4 and Full Year 2020 EPS

CHART Cooler By Design.

Not included in the above financial results is the potential impairment of the Air-X-Changers (*"AXC"*) tradename (as of October 1, 2020) which has book value of $55 million. The impairment under review is ~$12 million of the total $55 million. This issue was raised last evening (February 17, 2021) by our external audit firm, and thus, the conclusion has not been confirmed. The final determination regarding this impairment analysis will be included in our Annual Report on Form 10-K to be filed within the next few days. Note that if the resolution is different than *management's* position, earnings per share would be correspondingly reduced; however, adjusted earnings per diluted share would be unchanged from what is shown as it would be a one-time non-cash, non-operational item.

$ millions, except per share amounts *Continuing Operations*	Q4 2020	Q4 2019	Change v. PY	FY 2020	FY 2019	Change v. PY
Net income from continuing operations	$49.5	$16.5	$33.0	$80.9	$31.4	$49.5
Reported Diluted EPS	**$1.28**	**$0.46**	**$0.82**	**$2.22**	**$0.89**	**$1.33**
1 *Restructuring and transaction-related costs*	0.04	0.37	(0.33)	0.57	1.23	(0.66)
2 *Gain on sale of a facility in China*	-	-	-	(0.07)	-	(0.07)
3 *Gain on bargain purchase*	(0.13)	-	(0.13)	(0.14)	-	(0.14)
3 *Other one-time items (1)*	0.01	0.08	(0.07)	0.21	0.15	0.06
4 *Tax effects (2)*	0.01	(0.07)	0.08	(0.10)	(0.21)	0.11
5 *Dilution impact of convertible notes*	0.06	-	0.06	0.04	0.02	0.02
Adjusted Diluted EPS (3)	**$1.27**	**$0.84**	**$0.43**	**$2.73**	**$2.08**	**$0.65**
6 *Strategic McPhy investment mark-to-market*	(0.46)	-	(0.46)	(0.47)	-	(0.47)
7 *Tax effect (2)*	0.10	-	0.10	0.10	-	0.10
Adjusted Diluted EPS excluding strategic investment (3)	**$0.91**	**$0.84**	**$0.07**	**$2.36**	**$2.08**	**$0.28**

(1) Other one-time items were related to: Stabilis investment mark-to-market and Liberty LNG investment adjustment of $0.07 in Q4 2019, $0.15 in Q1, ($0.02) in Q2,and ($0.01) in Q3 and Q4 2020; COVID-19 related costs of $0.03 and $0.02 in Q1 and Q3 2020 respectively; Commercial and legal settlements of $0.06 in Q3 2019 and $0.02 in Q1,$0.03 in Q3, and $0.02 in Q4 2020 respectively; and Tax Reform / transition tax related adjustments $0.02 in Q1 2019, and accelerated tax impacts related to China facility closure of $0.01 in Q4 2019.

(2) Tax effect reflects adjustment at normalized periodic rates.

(3) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis.

© 2021 Chart Industries, Inc. Confidential and Proprietary
17

© 2021 Chart Industries, Inc. Confidential and Proprietary 18 Q4 and Full Year 2020 Financial Summary Full Year 2020 Vs. 2019 Q4 2020 Vs. Q4 2019 FY20 Q4 FY19 Q4 Change % Net Sales $312 $321 -3% Operating Margin % 12% 5% 750 bps Adjusted Operating Margin % 13% 8% 510 bps Diluted EPS $1.28 $0.46 178% Adjusted Diluted EPS $1.38 $0.84 64% Net Cash Provided By Operating Activities $60 $79 -24% Free Cash Flow $50 $69 -28% FCF % of Sales 16% 21% -545 bps FY20 FY19 Change % Net Sales $1,171 $1,216 -4% Operating Margin % 9% 4% 490 bps Adjusted Operating Margin % 11% 8% 330 bps Diluted EPS $2.22 $0.89 149% Adjusted Diluted EPS $2.73 $2.08 31% Net Cash Provided By Operating Activities $173 $134 29% Free Cash Flow $135 $98 38% FCF % of Sales 12% 8% 350 bps

December 31, 2020 Net Leverage Ratio 19© 2021 Chart Industries, Inc. Confidential and Proprietary Q4 2002 Free Cash Flow (FCF) of $49.6 million, including $10.6 million of capital expenditures FY 2020 Free cash Flow (FCF) of $134.8 million, including $37.9 million of capital expenditures 1.59 1.65 1.88 1.71 1.78 2.02 Net leverage ratio Net leverage ratio pro forma for Svante investment Net leverage ratio pro forma for Svante, Cryo Technologies Net leverage ratio Net leverage ratio pro forma for Svante investment Net leverage ratio pro forma for Svante, Cryo Technologies As Reported Excluding MTM from McPhy Investment

2020 Actual Sales to 2021 Sales (to Low End of Range)

	2020 Sales Actual	% Growth Est.	2021	Specific Projects (1)	Specific Projects (2)	Acquisition Impacts	2021 Sales at low end of range	% growth at low end of range	
Heat Transfer Systems	370	3%	381	(77)	67	-	371	0%	
Heat exchangers/cold boxes/systems	220	3%	226	(77)	47		196	-11%	A, B
ACHX/Fans	152	3%	156		20		176	16%	C
Eliminations	(2)	0%	(2)				(2)	0%	
Cryo Tank Solutions	416	6%	440	-	-	-	440	6%	
Storage equipment	223	8%	240				240	8%	
Engineered systems	90	7%	96				96	7%	
Mobile Equipment	108	0%	108				108	0%	
Eliminations	(5)	0%	(5)				(5)	0%	
Specialty Products	242	22%	296	-	5	38	339	40%	
Hydrogen & Helium	22	70%	38		5	30	73	228%	D, E
HLNG	74	25%	93				93	25%	
Food & Beverage	39	10%	43				43	10%	
Other	107	15%	123			8	131	22%	F
Repair, Service, Leasing	158	13%	179	-	-	-	179	13%	
Repair, Service, Leasing	90	15%	104				104	15%	
ACHX and Fans Aftermarket	69	10%	76				76	10%	
Eliminations	(1)	0%	(1)				(1)	0%	
Corporate Eliminations	(9)	0%	(9)	-	-		(9)	0%	
Total Chart	1,177	9%	1,287	(77)	72	38	1,320	12%	

(A) VG Calacasieu Pass ~$98 million in 2020, $21 million in 2021 forecast
(B) Expect two small-scale LNG projects to move to notice to proceed in 2021, resulting in a portion of revenue recognition in the second half of 2021
(C) A portion of the $70 million ACHX order that was booked in Q4 2020 should begin to ship in Q4 2021
(D) Expect ~$5 million of orders in Q1 2021 that would be shipped within the year. Other orders expected but are for 2022 revenue recognition
(E) Addition of Cryo Technologies (acquisition closed February 16, 2021)
(F) Incremental BlueInGreen revenue in 2021

© 2021 Chart Industries, Inc. Confidential and Proprietary
20

Full Year 2021 Guidance (Continuing Operations) 21© 2021 Chart Industries, Inc. Confidential and Proprietary Revenue $1.26B to $1.335B Includes $23M of Calcasieu Pass Diluted Adjusted EPS $3.10 to $3.45 Assumes 18% ETR & 35.3M shares outstanding Capital Expenditures $32M to $37M Prior Guidance Current Guidance Adjusted Free Cash Flow $185 to $210M Revenue $1.32 to $1.38B Includes $21M of Calcasieu Pass Includes $30M from CT Non-Diluted Adjusted EPS $3.50 to $4.00 Assumes 18% ETR & 35.5M shares outstanding Capital Expenditures $40 to $50M Adjusted Free Cash Flow $190 to $220M # Capex ($M) Amount 1 Maintenance $27-30 2 Leasing fleet expansion 4-5 3 S.C. USA Repair Shop 3-4 4 Teddy Multi-Product Expansion 3-4 5 Hydrogen Product Development 2-3 6 Tulsa Flex Manufacturing 2-3 7 Total $40- $50

In 2020, Chart Industries’ Products Helped: © 2021 Chart Industries, Inc. Confidential and Proprietary 22 Treat over 2 billion gallons of water a day in the US Produce about 50 million tons of LNG to replace coal fired power generation (non-US) Reduce over 500 million liters of diesel used by over-the-road trucks Notes: (1) Natural gas emits between 45% and 55% lower greenhouse gas emissions than coal when used to generate electricity, and around 20% lower CO2 than oil according to IEA data. It also has a reduced impact on local air quality compared to diesel, which is currently used for power generation in many locations around the world. Compared to burning diesel, natural gas reduces NOx emissions by up to 85% and produces almost no SOx and particulate matter. (2) Although not considered in the figures above, for every megawatt of electricity produced using natural gas instead of coal, the amount of water withdrawn from local rivers and groundwater is reduced by 10,500 gallons. A year-over- year increase of more than 100%! A greater than 100% increase over 2019 ~7% increase year-over-year • Chart target: 30% carbon reduction by 2030 • 2021 short-term incentive (bonus) targets include ESG metric at 5% of potential payout • Diversity & inclusion committee • Women and diversity on Board of Directors • Supplier sustainability and diversity

Appendix 23

Q4 and Full Year 2020 Free Cash Flow

$ millions, except per share amounts Consolidated	Q4 2020	Q4 2019	Change v. PY	FY 2020	FY 2019	Change v. PY
Net income, adjusted (1)	$7	$2	$5	$72	$52	$20
Depreciation and amortization	18	23	(5)	85	79	6
Accounts receivable	(34)	22	(56)	(6)	24	(30)
Inventory	(1)	16	(17)	(31)	9	(40)
Unbilled contract revenues and other assets	6	10	(4)	6	(2)	8
Accounts payable and other liabilities	73	(1)	74	58	(21)	79
Customer advances and billings in excess of contract revenue	(9)	7	(16)	(11)	(7)	(4)
Net Cash Provided By Operating Activities	$60	$79	($19)	$173	$134	$39
Capital expenditures	(10)	(10)	-	(38)	(36)	(2)
Free Cash Flow (2)	$50	$69	($19)	$135	$98	$37

(1) *"Net income, adjusted" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative* to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables.

(2) *"Free Cash Flow" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to* net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to peri*od comparisons of the Company's operating results.*

© 2021 Chart Industries, Inc. Confidential and Proprietary
24

Re-segmented Financial Summary, As Reported (1/2)

CHART
Cooler By Design.

Cryo Tank Solutions $M	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Sales	98.6	103.0	99.7	108.6	409.9	98.0	105.3	102.0	110.5	415.8
Gross Profit	17.0	20.2	22.5	17.5	77.2	24.0	25.9	25.6	24.0	99.5
Gross Profit Margin	*17.2%*	*19.6%*	*22.6%*	*16.1%*	*18.8%*	*24.5%*	*24.6%*	*25.1%*	*21.7%*	*23.9%*
SG&A	10.5	9.0	10.3	9.2	39.0	9.8	6.9	8.9	10.6	36.2
% / Sales	*10.6%*	*8.7%*	*10.3%*	*8.5%*	*9.5%*	*10.0%*	*6.6%*	*8.7%*	*9.6%*	*8.7%*
Operating Income	4.7	9.4	11.1	7.4	32.6	12.9	17.6	15.3	12.2	58.0
% / Sales	*4.8%*	*9.1%*	*11.1%*	*6.8%*	*8.0%*	*13.2%*	*16.7%*	*15.0%*	*11.0%*	*13.9%*

Heat Transfer Systems $M	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Sales	83.7	93.6	144.9	119.5	441.7	112.9	97.3	80.7	78.9	369.8
Gross Profit	13.2	17.1	36.6	27.2	94.1	26.2	26.7	21.3	19.5	93.7
Gross Profit Margin	*15.8%*	*18.3%*	*25.3%*	*22.8%*	*21.3%*	*23.2%*	*27.4%*	*26.4%*	*24.7%*	*25.3%*
SG&A	11.3	11.7	11.0	11.2	45.2	9.2	8.5	6.0	7.3	31.0
% / Sales	*13.5%*	*12.5%*	*7.6%*	*9.4%*	*10.2%*	*8.1%*	*8.7%*	*7.4%*	*9.3%*	*8.4%*
Operating Income	-1.7	2.0	15.7	7.9	23.9	7.5	8.6	9.7	7.0	32.8
% / Sales	*-2.0%*	*2.1%*	*10.8%*	*6.6%*	*5.4%*	*6.6%*	*8.8%*	*12.0%*	*8.9%*	*8.9%*

Specialty Products $M	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Sales	52.1	50.7	50.3	54.8	207.9	52.9	48.6	56.0	85.1	242.6
Gross Profit	19.2	17.2	18.8	17.0	72.2	20.3	17.0	20.5	26.5	84.3
Gross Profit Margin	*36.9%*	*33.9%*	*37.4%*	*31.0%*	*34.7%*	*38.4%*	*35.0%*	*36.6%*	*31.1%*	*34.7%*
SG&A	5.8	4.9	4.3	4.1	19.1	5.4	4.3	3.9	5.8	19.4
% / Sales	*11.1%*	*9.7%*	*8.5%*	*7.5%*	*9.2%*	*10.2%*	*8.8%*	*7.0%*	*6.8%*	*8.0%*
Operating Income	13.0	11.9	14.1	12.4	51.4	14.5	12.3	16.2	20.5	63.5
% / Sales	*25.0%*	*23.5%*	*28.0%*	*22.6%*	*24.7%*	*27.4%*	*25.3%*	*28.9%*	*24.1%*	*26.2%*

© 2021 Chart Industries, Inc. Confidential and Proprietary
25

Re-segmented Financial Summary, As Reported (2/2)

Repair, Service & Leasing *$M*	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Sales	35.9	40.7	45.2	40.8	162.6	40.7	40.1	36.5	41.0	158.3
Gross Profit	8.2	17.2	15.0	13.6	54.0	11.8	13.7	11.2	17.9	54.6
Gross Profit Margin	*22.8%*	*42.3%*	*33.2%*	*33.3%*	*33.2%*	*29.0%*	*34.2%*	*30.7%*	*43.7%*	*34.5%*
SG&A	4.8	4.0	4.6	3.5	16.9	3.8	3.0	2.7	3.5	13.0
% / Sales	*13.4%*	*9.8%*	*10.2%*	*8.6%*	*10.4%*	*9.3%*	*7.5%*	*7.4%*	*8.5%*	*8.2%*
Operating Income	1.8	11.6	8.1	8.1	29.6	5.1	8.0	6.8	12.7	32.6
% / Sales	*5.0%*	*28.5%*	*17.9%*	*19.9%*	*18.2%*	*12.5%*	*20.0%*	*18.6%*	*31.0%*	*20.6%*

Corporate & Eliminations *$M*	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Sales	-1.3	-0.9	-2.1	-2.3	-6.6	-2.6	-1.7	-2.0	-3.1	-9.4
Gross Profit	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
SG&A	16.2	13.9	20.5	15.7	66.3	19.0	16.1	14.6	10.4	60.1
Global Commercial Sales SG&A	4.7	4.8	5.1	4.6	19.2	5.2	4.7	5.2	3.4	18.5
Operating Income	-20.9	-18.7	-25.6	-20.3	-85.5	-24.2	-20.8	-19.8	-13.9	-78.7

Chart Industries Inc. *$M*	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	FY20
Sales	269.0	287.1	338.0	321.4	1,215.5	301.9	289.6	273.2	312.4	1,177.1
Gross Profit	57.6	71.7	92.9	75.3	297.5	82.3	83.3	78.6	87.9	332.1
Gross Profit Margin	*21.4%*	*25.0%*	*27.5%*	*23.4%*	*24.5%*	*27.3%*	*28.8%*	*28.8%*	*28.1%*	*28.2%*
SG&A	53.3	48.3	55.8	48.3	205.7	52.4	43.5	41.3	41.0	178.2
% / Sales	*19.8%*	*16.8%*	*16.5%*	*15.0%*	*16.9%*	*17.4%*	*15.0%*	*15.1%*	*13.1%*	*15.1%*
Operating Income	-3.1	16.2	23.4	15.5	52.0	15.8	25.7	28.2	38.5	108.2
% / Sales	*-1.2%*	*5.6%*	*6.9%*	*4.8%*	*4.3%*	*5.2%*	*8.9%*	*10.3%*	*12.3%*	*9.2%*

© 2021 Chart Industries, Inc. Confidential and Proprietary
26

Re-segmented Financial Summary, Adjusted (1/2)

Cooler By Design.

Cryo Tank Solutions *$M, adjusted*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Sales	98.6	103.0	99.7	108.6	409.9	98.0	105.3	102.0	110.5	415.8
Gross Profit	22.0	25.8	24.1	20.0	91.9	24.1	26.1	25.6	24.7	100.5
Gross Profit Margin	*22.3%*	*25.0%*	*24.2%*	*18.4%*	*22.4%*	*24.6%*	*24.8%*	*25.1%*	*22.4%*	*24.2%*
SG&A	10.1	8.8	9.5	8.8	37.2	8.9	8.7	8.9	10.5	37.0
% / Sales	*10.2%*	*8.5%*	*9.5%*	*8.1%*	*9.1%*	*9.1%*	*8.3%*	*8.7%*	*9.5%*	*8.9%*
Operating Income	10.1	15.2	13.5	10.3	49.1	13.9	16.0	15.3	13.0	58.2
% / Sales	*10.2%*	*14.8%*	*13.5%*	*9.5%*	*12.0%*	*14.2%*	*15.2%*	*15.0%*	*11.8%*	*14.0%*

Heat Transfer Systems *$M, adjusted*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Sales	83.7	93.6	144.9	119.5	441.7	112.9	97.3	80.7	78.9	369.8
Gross Profit	14.8	17.5	38.2	29.5	100.0	28.2	27.7	22.6	20.2	98.7
Gross Profit Margin	*17.7%*	*18.7%*	*26.4%*	*24.7%*	*22.6%*	*25.0%*	*28.5%*	*28.0%*	*25.6%*	*26.7%*
SG&A	10.9	11.6	10.3	9.7	42.5	8.1	7.0	6.0	7.1	28.2
% / Sales	*13.0%*	*12.4%*	*7.1%*	*8.1%*	*9.6%*	*7.2%*	*7.2%*	*7.4%*	*9.0%*	*7.6%*
Operating Income	0.3	2.5	18.0	11.7	32.5	10.6	11.1	11.0	7.9	40.6
% / Sales	*0.4%*	*2.7%*	*12.4%*	*9.8%*	*7.4%*	*9.4%*	*11.4%*	*13.6%*	*10.0%*	*11.0%*

Specialty Products *$M, adjusted*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Sales	52.1	50.7	50.3	54.8	207.9	52.9	48.6	56.0	85.1	242.6
Gross Profit	19.2	17.2	18.8	20.4	75.6	21.3	17.1	21.4	26.5	86.3
Gross Profit Margin	*36.9%*	*33.9%*	*37.4%*	*37.2%*	*36.4%*	*40.3%*	*35.2%*	*38.2%*	*31.1%*	*35.6%*
SG&A	5.8	4.9	4.3	4.1	19.1	4.9	4.1	3.7	5.8	18.5
% / Sales	*11.1%*	*9.7%*	*8.5%*	*7.5%*	*9.2%*	*9.3%*	*8.4%*	*6.6%*	*6.8%*	*7.6%*
Operating Income	13.0	11.9	14.1	15.8	54.8	16.0	12.6	17.3	20.5	66.4
% / Sales	*25.0%*	*23.5%*	*28.0%*	*28.8%*	*26.4%*	*30.2%*	*25.9%*	*30.9%*	*24.1%*	*27.4%*

© 2021 Chart Industries, Inc. Confidential and Proprietary
27

Re-segmented Financial Summary, Adjusted (2/2)

Repair, Service & Leasing *$M, adjusted*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Sales	35.9	40.7	45.2	40.8	162.6	40.7	40.1	36.5	41.0	158.3
Gross Profit	10.6	15.6	15.0	13.6	54.8	12.5	14.2	11.7	18.4	56.8
Gross Profit Margin	*29.5%*	*38.3%*	*33.2%*	*33.3%*	*33.7%*	*30.7%*	*35.4%*	*32.1%*	*44.9%*	*35.9%*
SG&A	4.0	3.9	4.5	3.4	15.8	3.1	2.4	2.7	3.5	11.7
% / Sales	*11.1%*	*9.6%*	*10.0%*	*8.3%*	*9.7%*	*7.6%*	*6.0%*	*7.4%*	*8.5%*	*7.4%*
Operating Income	5.0	10.2	8.1	8.2	31.5	6.5	9.1	7.3	13.2	36.1
% / Sales	*13.9%*	*25.1%*	*17.9%*	*20.1%*	*19.4%*	*16.0%*	*22.7%*	*20.0%*	*32.2%*	*22.8%*

Corporate & Eliminations *$M, adjusted*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Sales	-1.3	-0.9	-2.1	-2.3	-6.6	-2.6	-1.7	-2.0	-3.1	-9.4
Gross Profit	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
SG&A	13.1	11.1	14.4	12.7	51.3	17.6	14.3	11.8	10.5	54.2
Global Commercial Sales SG&A	4.7	4.8	5.1	4.6	19.2	5.2	4.7	5.2	3.4	18.5
Operating Income	-17.8	-15.9	-19.5	-17.3	-70.5	-22.8	-19.0	-17.0	-14.0	-72.8

Chart Industries Inc. *$M, adjusted*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Sales	269.0	287.1	338.0	321.4	1,215.5	301.9	289.6	273.2	312.4	1,177.1
Gross Profit	66.6	76.1	96.1	83.5	322.3	86.1	85.1	81.3	89.8	342.3
Gross Profit Margin	*24.8%*	*26.5%*	*28.4%*	*26.0%*	*26.5%*	*28.5%*	*29.4%*	*29.8%*	*28.7%*	*29.1%*
SG&A	48.6	45.1	48.1	43.3	185.1	47.8	41.2	38.3	40.8	168.1
% / Sales	*18.1%*	*15.7%*	*14.2%*	*13.5%*	*15.2%*	*15.8%*	*14.2%*	*14.0%*	*13.1%*	*14.3%*
Operating Income	10.6	23.9	34.2	28.7	97.4	24.2	29.8	33.9	40.6	128.5
% / Sales	*3.9%*	*8.3%*	*10.1%*	*8.9%*	*8.0%*	*8.0%*	*10.3%*	*12.4%*	*13.0%*	*10.9%*

© 2021 Chart Industries, Inc. Confidential and Proprietary
28

CHART

Cooler By Design.

Appendix A: Reconciliation to Adjusted Financial Summary

Cryo Tank Solutions *$M*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Restructuring and transaction-related	*5.0*	*5.6*	*0.3*	*0.0*	*10.9*	*0.1*	*0.1*	*0.1*	*0.0*	*0.3*
Other one-time costs	*0.0*	*0.0*	*1.3*	*2.5*	*3.8*	*0.0*	*0.1*	*-0.1*	*0.7*	*0.7*
Gross Margin	**5.0**	**5.6**	**1.6**	**2.5**	**14.7**	**0.1**	**0.2**	**0.0**	**0.7**	**1.0**
Restructuring and transaction-related	*-0.4*	*-0.2*	*-0.8*	*-0.4*	*-1.8*	*-0.9*	*-0.8*	*1.8*	*-1.8*	*-1.7*
Gain on sale of a facility in China	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*2.6*	*0.0*	*0.0*	*2.6*
Other one-time costs	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*-1.8*	*1.7*	*-0.1*
SG&A	**-0.4**	**-0.2**	**-0.8**	**-0.4**	**-1.8**	**-0.9**	**1.8**	**0.0**	**-0.1**	**0.8**

Heat Transfer Systems *$M*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Restructuring and transaction-related	*1.6*	*0.4*	*0.6*	*0.0*	*2.6*	*1.7*	*1.0*	*1.2*	*0.7*	*4.6*
Other one-time costs	*0.0*	*0.0*	*1.0*	*2.3*	*3.3*	*0.3*	*0.0*	*0.1*	*0.0*	*0.4*
Gross Margin	**1.6**	**0.4**	**1.6**	**2.3**	**5.9**	**2.0**	**1.0**	**1.3**	**0.7**	**5.0**
Restructuring and transaction-related	*-0.4*	*-0.1*	*-0.7*	*-1.5*	*-2.7*	*-0.8*	*-1.4*	*0.0*	*-0.3*	*-2.5*
Other one-time costs	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*-0.3*	*-0.1*	*0.0*	*0.1*	*-0.3*
SG&A	**-0.4**	**-0.1**	**-0.7**	**-1.5**	**-2.7**	**-1.1**	**-1.5**	**0.0**	**-0.2**	**-2.8**

Repair, Service & Leasing *$M*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Restructuring and transaction-related	*2.4*	*-1.6*	*0.0*	*0.0*	*0.8*	*0.7*	*0.4*	*0.5*	*0.5*	*2.1*
Other one-time costs	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.1*	*0.0*	*0.0*	*0.1*
Gross Margin	**2.4**	**-1.6**	**0.0**	**0.0**	**0.8**	**0.7**	**0.5**	**0.5**	**0.5**	**2.2**
Restructuring and transaction-related	*-0.8*	*-0.1*	*-0.1*	*-0.1*	*-1.1*	*-0.7*	*-0.6*	*0.0*	*0.0*	*-1.3*
Other one-time costs	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*
SG&A	**-0.8**	**-0.1**	**-0.1**	**-0.1**	**-1.1**	**-0.7**	**-0.6**	**0.0**	**0.0**	**-1.3**

Specialty Products *$M*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Restructuring and transaction-related	*0.0*	*0.0*	*0.0*	*3.4*	*3.4*	*0.2*	*0.1*	*0.0*	*0.0*	*0.3*
Other one-time costs	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.8*	*0.0*	*0.9*	*0.0*	*1.7*
Gross Margin	**0.0**	**0.0**	**0.0**	**3.4**	**3.4**	**1.0**	**0.1**	**0.9**	**0.0**	**2.0**
Restructuring and transaction-related	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*-0.5*	*-0.2*	*0.0*	*0.0*	*-0.7*
Other one-time costs	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*-0.2*	*0.0*	*-0.2*
SG&A	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**-0.5**	**-0.2**	**-0.2**	**0.0**	**-0.9**

Corporate & Eliminations *$M*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Restructuring and transaction-related	*-3.1*	*-2.8*	*-6.1*	*-2.1*	*-14.1*	*-1.2*	*-1.7*	*-2.6*	*0.1*	*-5.4*
Other one-time costs	*0.0*	*0.0*	*0.0*	*-0.9*	*-0.9*	*-0.2*	*-0.1*	*-0.2*	*0.0*	*-0.5*
SG&A	**-3.1**	**-2.8**	**-6.1**	**-3.0**	**-15.0**	**-1.4**	**-1.8**	**-2.8**	**0.1**	**-5.9**

Chart Industries *$M*	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Restructuring and transaction-related	*9.0*	*4.4*	*0.9*	*3.4*	*17.7*	*2.7*	*1.6*	*1.8*	*1.2*	*7.3*
Other one-time costs	*0.0*	*0.0*	*2.3*	*4.8*	*7.1*	*1.1*	*0.2*	*0.9*	*0.7*	*2.9*
Gross Margin	**9.0**	**4.4**	**3.2**	**8.2**	**24.8**	**3.8**	**1.8**	**2.7**	**1.9**	**10.2**
Restructuring and transaction-related	*-4.7*	*-3.2*	*-7.7*	*-4.1*	*-19.7*	*-4.1*	*-4.7*	*-0.8*	*-2.0*	*-11.6*
Gain on sale of a facility in China	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*0.0*	*2.6*	*0.0*	*0.0*	*2.6*
Other one-time costs	*0.0*	*0.0*	*0.0*	*-0.9*	*-0.9*	*-0.5*	*-0.2*	*-2.2*	*1.8*	*-1.1*
SG&A	**-4.7**	**-3.2**	**-7.7**	**-5.0**	**-20.6**	**-4.6**	**-2.3**	**-3.0**	**-0.2**	**-10.1**

© 2021 Chart Industries, Inc. Confidential and Proprietary

29

Appendix B: Reconciliation to Global Commercial Sales SG&A

SG&A, as reported $M	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Cryo Tank Solutions	12.6	10.7	11.9	10.7	45.9	11.1	8.5	10.5	11.6	41.7
Heat Transfer Systems	12.5	13.2	13.0	12.7	51.4	11.2	10.0	7.2	8.2	36.6
Specialty Products	6.7	5.8	5.0	4.9	22.4	6.1	5.0	4.7	6.4	22.2
Repair, Service & Leasing	5.2	4.5	5.0	3.9	18.6	4.4	3.5	3.3	4.1	15.3
Corporate	16.3	14.1	20.9	16.1	67.4	19.6	16.5	15.6	10.7	62.4
Chart Industries	**53.3**	**48.3**	**55.8**	**48.3**	**205.7**	**52.4**	**43.5**	**41.3**	**41.0**	**178.2**

Global Commercial Sales Adj $M	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Cryo Tank Solutions	-2.1	-1.7	-1.6	-1.5	-6.9	-1.3	-1.6	-1.6	-1.0	-5.5
Heat Transfer Systems	-1.2	-1.5	-2.0	-1.5	-6.2	-1.9	-1.5	-1.3	-0.9	-5.6
Specialty Products	-0.9	-0.9	-0.7	-0.8	-3.3	-0.7	-0.6	-0.9	-0.6	-2.8
Repair, Service & Leasing	-0.4	-0.5	-0.4	-0.4	-1.7	-0.6	-0.5	-0.6	-0.6	-2.3
Corporate	-0.1	-0.2	-0.4	-0.4	-1.1	-0.7	-0.5	-0.8	-0.3	-2.3
Global Commercial Sales SG&A	**4.7**	**4.8**	**5.1**	**4.6**	**19.2**	**5.2**	**4.7**	**5.2**	**3.4**	**18.5**

SG&A under new segmentation $M	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Cryo Tank Solutions	10.5	9.0	10.3	9.2	39.0	9.8	6.9	8.9	10.6	36.2
Heat Transfer Systems	11.3	11.7	11.0	11.2	45.2	9.3	8.5	5.9	7.3	31.0
Specialty Products	5.8	4.9	4.3	4.1	19.1	5.4	4.4	3.8	5.8	19.4
Repair, Service & Leasing	4.8	4.0	4.6	3.5	16.9	3.8	3.0	2.7	3.5	13.0
Corporate	16.2	13.9	20.5	15.7	66.3	18.9	16.0	14.8	10.4	60.1
Global Commercial Sales SG&A	4.7	4.8	5.1	4.6	19.2	5.2	4.7	5.2	3.4	18.5
Chart Industries	**53.3**	**48.3**	**55.8**	**48.3**	**205.7**	**52.4**	**43.5**	**41.3**	**41.0**	**178.2**

© 2021 Chart Industries, Inc. Confidential and Proprietary
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